SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 15, 2002
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                                 Date of Report

                            THE MONTANA POWER, L.L.C.
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             (Exact name of Registrant as specified in its charter)

                                     MONTANA
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                 (State or other jurisdiction of incorporation)

                                                       81-0540568
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     (Commission File No.)                (IRS Employer Identification Number)

                     40 East Broadway, Butte, Montana 59701
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                    (Address of Principal Executive Offices)

                                 (406) 497-3000
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              (Registrant's Telephone Number, Including Area Code)



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Item 1.   CHANGES IN CONTROL OF REGISTRANT.

As previously reported, on September 28, 2000, NorthWestern Corporation ("NorthWestern"), Touch America Holdings, Inc. and The Montana Power Company, entered into a Unit Purchase Agreement, which was subsequently amended on June 21, 2001, pursuant to which NorthWestern agreed to purchase all of the outstanding units of The Montana Power, L.L.C., which holds the electric and natural gas utility business of The Montana Power Company. The purchase of all of the outstanding units of The Montana Power, L.L.C. was completed on February 15, 2002. The total consideration for the purchase was $1,090,000,000, which consisted of $602,000,000 in cash and the assumption of $488,000,000 of existing debt and preferred stock of The Montana Power, L.L.C., net of cash received.

NorthWestern financed the acquisition with its new credit agreement, dated as of January 14, 2002, with Credit Suisse First Boston, ABN AMRO Bank N.V., CIBC Inc. and Barclays Capital plc, as co-arrangers, Credit Suisse First Boston, as administrative agent, lead arranger and sole book runner, and the banks and other financial institutions parties thereto. The new credit agreement is a $1.0 billion credit facility with a term of 364 days following the closing of the acquisition. The credit facility consists of a $280.0 million revolving credit facility and a $720.0 million acquisition term loan. In connection with the closing of the purchase, NorthWestern drew $720.0 million of the acquisition term loan and $19.0 million of the revolving credit facility to finance the cash portion of the purchase price, pay related transaction expenses and repay borrowings under and terminate NorthWestern's old credit facility with CIBC Inc. and for working capital purposes.

A copy of NorthWestern's press release relating to the closing of the acquisition of the outstanding units of The Montana Power, L.L.C. is attached hereto as Exhibit 99.1. The descriptions herein of such press release are qualified in their entirety by reference to the press release attached hereto as
Exhibit 99.1, which is incorporated herein by reference.


Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

See Item 1 above, which is incorporated herein by reference.


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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

The Montana Power, L.L.C. will file the required financial statements with respect to this transaction under the cover of an amendment to this Current Report on Form 8-K as soon as practicable, but in no event later than 60 days after the date on which this Current Report on Form 8-K was required to have been filed.

(c) Exhibits.

Exhibit
Number                            Description
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99.1 *     Press Release of NorthWestern Corporation, dated February 15, 2002

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* Filed herewith

                               *  *  *  *  *  *  *



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  March 4, 2002

                                       THE MONTANA POWER, L.L.C.

                                       By: /s/ Ellen M. Senechal
                                           ------------------------------------
                                           Ellen M. Senechal
                                           Vice President, Chief Financial
                                           Officer and Treasurer




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                                  EXHIBIT INDEX

Exhibit
Number                            Description
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99.1 *     Press Release of NorthWestern Corporation, dated February 15, 2002

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* Filed herewith